Exhibit 99.1

ESSA Pharma Inc. Announces Definitive Agreement to be Acquired by XenoTherapeutics, Inc., Backed by XOMA Royalty Corporation in All-Cash Transaction

SOUTH SAN FRANCISCO, CA, VANCOUVER, BC, Boston, Ma, and EMERYVILLE, CA, July 14, 2025 - ESSA Pharma Inc. (“ESSA,” or the “Company”) (NASDAQ: EPIX) today announced that it has entered into a definitive agreement (the “Business Combination Agreement”) with XenoTherapeutics, Inc. (“Xeno”), a non-profit biotechnology company, under which Xeno will acquire (the “Transaction”) all of the issued and outstanding common shares of ESSA (the “Common Shares”). XOMA Royalty Corporation (“XOMA Royalty”) (NASDAQ: XOMA), the biotechnology royalty aggregator, is acting as the structuring agent and will provide financing to Xeno for this Transaction.

Under the terms of the Business Combination Agreement, ESSA shareholders will receive a cash payment per Common Share that will be determined based upon ESSA’s cash balance at closing after deducting certain transaction costs, a reserve for liabilities and legal expenses, and a transaction fee (the “Final Cash Amount”). In addition, each ESSA shareholder will also receive one non-transferable contingent value right (each, a “CVR”) for each Common Share that entitles the holder to receive a pro rata portion of up to US$2,950,000 (up to US$0.06 per CVR) within 18 months following the close of the Transaction.

To expedite the distribution of cash to ESSA shareholders, ESSA will also apply to the Supreme Court of British Columbia for an order authorizing it to make an initial cash distribution to ESSA shareholders prior to the closing of the Transaction. In total, with the initial cash distribution, if authorized, and the cash payable upon closing of the Transaction, each ESSA shareholder is currently estimated to receive approximately US$1.91 per Common Share, exclusive of any payments received pursuant to the CVR. The date of the applications will be announced by further press release. Inquiries related to such applications can be directed to ESSA’s counsel, Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com.

“After conducting a comprehensive review of the opportunities available to ESSA and considering the communications received from our shareholders, the ESSA Board of Directors has unanimously concluded that entering into this agreement with Xeno and XOMA Royalty is in the best interest of the Company and maximizes value for our shareholders as the Company proceeds with its plans to discontinue operations and wind-down its business,” said David Parkinson, M.D., President and CEO of ESSA. “This Transaction delivers cash value to shareholders in an expedited timeframe, with less complexity and value risk when compared to a liquidation, and thus delivers more certain value to shareholders.”

Transaction Details

The Transaction will be implemented by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) and will require approval of at least: (i) 66⅔% of the votes cast by ESSA shareholders; (ii) 66⅔% of the votes cast by ESSA securityholders (including holders of ESSA options and pre-funded warrants), voting together as a single class; and (iii) a majority of the votes cast by ESSA shareholders excluding votes held by certain “interested parties” required to be excluded by Multilateral Instrument 61-101, at a special meeting to be held to consider the Transaction (the “Special Meeting”). In addition to approval by ESSA securityholders, the Transaction is also subject to receipt of court approval, and other customary conditions. The Transaction is expected to close in the second half of 2025.

The Business Combination Agreement provides for customary deal-protection provisions, including a non-solicitation covenant on the part of the Company and a right for Xeno to match any Superior Proposal (each as defined in the Business Combination Agreement). The Business Combination Agreement includes a termination fee of US$2.5 million, payable by the Company under certain circumstances, including in connection with the Company’s entry into an agreement with respect to a Superior Proposal. The directors and senior officers of the Company, owning in aggregate approximately 2.23% of the outstanding shares of Common Shares, have entered into voting and support agreements, pursuant to which they have agreed to vote all of the securities beneficially owned by them in favor of the Transaction.

ESSA Board of Directors and Transaction Committee Recommendations

A transaction committee composed entirely of independent directors of the Company (the “Transaction Committee”) unanimously recommended entering into the Business Combination Agreement to the board of directors of ESSA (the “Board”). The Board has evaluated the Business Combination Agreement with the Company’s management, legal and financial advisors and, following the receipt and review of the unanimous recommendation from the Transaction Committee and the opinion of the Transaction Committee’s financial advisors, the Board has unanimously approved the Transaction and determined that the Transaction is in the best interest of the Company. The Board has resolved to recommend that the Company’s securityholders vote in favor of the Transaction, subject to the terms and conditions contained in the Business Combination Agreement.

Advisors

Leerink Partners is serving as the exclusive financial advisor to ESSA and Blake, Cassels & Graydon LLP and Skadden, Arps, Slate, Meagher & Flom LLP are serving as ESSA’s Canadian legal counsel and U.S. legal counsel, respectively.

Stikeman Elliott LLP and Gibson, Dunn & Crutcher LLP are serving as XOMA Royalty’s Canadian legal counsel and U.S. legal counsel, respectively.

About ESSA Pharma Inc.

ESSA is a pharmaceutical company that was previously focused on developing novel and proprietary therapies for the treatment of patients with prostate cancer. For more information, please visit www.essapharma.com.

About XenoTherapeutics, Inc.

XenoTherapeutics Inc. is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education. For more information, please visit www.xenotx.org.

About XOMA Royalty Corporation

XOMA Royalty is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. XOMA Royalty acquires the potential future economics associated with pre-commercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When XOMA Royalty acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. The Company has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate). For more information about the Company and its portfolio, please visit www.xoma.com or follow XOMA Royalty Corporation on LinkedIn.

Forward Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, and “intend”, statements that an action or event “may”, “might”, “could”, “should”, or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding the proposed timing and completion of the Transaction; the amounts payable under the Transaction; the Company’s application to the Supreme Court of British Columbia for a reduction of capital and cash distribution prior to the closing of the Transaction; the timing and receipt of securityholder, regulatory and court approvals of the Transaction; the satisfaction of the conditions to the completion of the Transaction and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on ESSA’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ESSA, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of ESSA to control or predict, and which may cause ESSA’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect ESSA’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by ESSA as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. In making forward-looking statements, ESSA may make various material assumptions, including but not limited to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against ESSA, Xeno, XOMA Royalty or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm ESSA’s business, including current plans and operations; (iv) the ability of ESSA to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting ESSA’s business; (viii) the accuracy of ESSA’s financial projections; (ix) general business, market and economic conditions; (x) certain restrictions during the pendency of the Transaction that may impact ESSA’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ESSA’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) competitive responses to the Transaction; (xv) the risks and uncertainties pertaining to ESSA’s business, including those set forth in ESSA’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors”, a copy of which is available on ESSA’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on ESSA’s EDGAR and SEDAR+ profiles; and (xvi) the risks and uncertainties that will be described in the proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission (the “SEC,” and such statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ESSA’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and ESSA undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed Transaction between ESSA, Xeno and XOMA Royalty, ESSA will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to ESSA securityholders. ESSA may also file other documents with the SEC regarding the proposed Transaction. This document is not a substitute for the proxy statement or any other document which ESSA may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by ESSA through the website maintained by the SEC at www.sec.gov, on SEDAR+ at www.sedarplus.ca, ESSA’s website at www.essapharma.com.

Participants in the Solicitation

ESSA and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESSA’s shareholders in connection with the proposed Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Transaction (if and when they become available). Information relating to the foregoing can also be found in ESSA’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on January 22, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on ESSA’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

ESSA Contact Information:

David Wood

Chief Financial Officer, ESSA Pharma Inc.

T: 778-331-0962

E: dwood@essapharma.com

or

Nick Lamplough / Dan Moore

ESSA-CS@collectedstrategies.com

XenoTherapeutics Contact Information

Jon Adkins

President & Co-Founder, Xeno Therapeutics Foundation

jon.adkins@xenofoundation.org

XOMA Royalty Investor Contact	XOMA Royalty Media Contact
Juliane Snowden	Kathy Vincent
XOMA Royalty Corporation	KV Consulting & Management
+1 646-438-9754	kathy@kathyvincent.com
juliane.snowden@xoma.com